GRAIL ADVISORS ACTIVELY MANAGED ETFS

SUPPLEMENT DATED DECEMBER 2, 2010
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2010

This supplement updates the Prospectus as follows:

For the Grail American Beacon Large Cap Value ETF, Metropolitan West Capital Management, LLC no longer serves as investment sub-adviser to the ETF.  The transition of assets managed by Metropolitan West Capital Management, LLC to the remaining investment sub-advisers will proceed based on market conditions and will be completed as soon as practicable.  Accordingly, references to Metropolitan West Capital Management, LLC in the Prospectus and Statement of Additional Information, including but not limited to references in the Prospectus under the ETF’s “Principal Investment Strategies” on page 2, under “Investment Adviser” on page 4, and under “The Investment Sub-Advisers” on page 17, are hereby deleted.

Further, the second paragraph under “Principal Investment Strategies” on page 2 is deleted and replaced in its entirety with the following:

“The ETF’s assets will be allocated among two different investment sub-advisers:

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC”

In addition, the first sentence of the fifth paragraph under “Principal Investment Strategies” on page 2 is deleted and replaced in its entirety with the following:

“If, for any reason, one of the investment sub-advisers listed above no longer serves as investment sub-adviser to the ETF, the Manager and ABA will seek to employ alternative arrangements so that the ETF’s assets will continue to be allocated and managed in at least two different portions.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.